Exhibit 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of IMPAC Medical Systems, Inc. for the quarterly period ended December 31, 2002 (the “Report”), I, Kendra A. Borrego, Chief Financial Officer of IMPAC Medical Systems, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IMPAC Medical Systems, Inc..

February 5, 2003	/s/ KENDRA A. BORREGO
Kendra A. Borrego Chief Financial Officer